OTHER RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2018
OTHER RECEIVABLES [Abstract]
Schedule of Other Receivables [Table Text Block]
Other receivables consisted of the following:

	As of December 31,
	2018	2017
Rental deposit	$7,712	$8,126
Due from third parties	77,986	865,081
Input VAT	-	9,476
Total other receivables	85,698	882,683
Less: Provision for doubtful accounts	(72,852)	-
Other receivables, net	$12,846	$882,683